Odyssey Semiconductor Technologies Announces CEO Transition and Appointment of John Edmunds as Chairman of the Board

Rick Brown, Co-founder, CTO and Board Member, Appointed as Interim CEO; Alex Behfar Resigns as CEO and Board Member

ITHACA, N.Y., September 17, 2021 -- Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII), a semiconductor device company developing innovative high-voltage power switching components based on proprietary Gallium Nitride ("GaN") processing technology, today announced that Rick Brown, co-founder, CTO and Board member, has been appointed as interim CEO of Odyssey effective September 22, 2021, replacing Alex Behfar who resigned as CEO, Chairman and Board Member. The Company has initiated a search for a permanent CEO to succeed Mr. Behfar.

Commenting on the CEO transition, Mr. Brown stated, “Alex was instrumental in efforts to advance our proprietary technology that will allow for gallium nitride ("GaN") to replace silicon carbide ("SiC") as the leading high-voltage power switching semiconductor material. The premium power switching device market, which is described as applications where SiC based systems perform insufficiently, is projected to reach over $3.5 billion by 2025. While we have benefited from Alex’s contributions, we remain on a very strong course and wish him well in his future endeavors.”

“Odyssey is an extraordinary Company and it has been an honor to serve as CEO,” said Alex Behfar. "I am proud of the successes that we have achieved together and the Company is well-positioned for long-term growth.”

The Company’s Board of Directors also appointed John Edmunds as Chairman of the Board. Mr. Edmunds recently joined the Odyssey board as an independent member and brings over 40 years of financial experience including 20 years as a public company CFO with fast growing semiconductor companies.

Mr. Edmunds added, “During this transition period, it is our priority to ensure that we receive input broadly in naming the best individual to lead the Company, while maintaining a stable and effective organization. We will continue to share updates about our leadership and technology developments and appreciate the continued support of our shareholders as we bring Odyssey closer to the commercial launch of its unique vertical GaN high-voltage power switching semiconductors.”

About Odyssey Semiconductor Technologies, Inc.

Odyssey Semiconductor Technologies, Inc. (www.odysseysemi.com), has developed a proprietary technology that will allow for GaN to replace SiC as the leading high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company owns and operates a 10,000 sq.ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management's current expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Investor Relations Contact:

Darrow Associates

Jeff Christensen, Managing Director

(703) 297-6917

jchristensen@darrowir.com

Media Contact:

Brad Hem

Brad@thedialoglab.com